Exhibit 10.2

AMENDMENT TO NOTES

This AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTES, (this “Amendment”) is made as of January 14, 2011, by and between DayStar Technologies, Inc. (the “Company”), and the holders of the notes listed on Exhibit A hereto (the “Holders”).

WHEREAS, the Company and the Holders are parties to the Secured Convertible Promissory Notes listed on Exhibit A hereto (as amended to date, the “Notes”);

WHEREAS, the Company and the Holders desire to amend the Notes to provide that the maturity date shall be extended to April 22, 2011;

WHEREAS, the Holders and the Company view the extension of the maturity date to be in their mutual best interest; and

WHEREAS, the Notes provide that any terms can be amended with the prior written consent of the Company and the Holder.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The “Maturity Date” of each of the Notes is hereby amended to be April 22, 2011.

2. The remaining provisions of the Notes shall continue in full force and effect and are not otherwise affected by this Amendment.

3. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, as such laws are applied to contracts to be entered into and performed entirely in the State of Delaware by Delaware residents. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement. This Amendment may be executed by facsimile signature.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

DayStar Technologies, Inc.

By:	/s/ Magnus Ryde

Name:	Magnus Ryde

Title:	CEO

William Steckel

/s/ William Steckel

Robert Weiss

/s/ Robert Weiss

TD Warehouse RRSP Account 230832S, in trust for Peter Lacey

By:	/s/ Peter Lacey

Title:	Annuitant

Michael Moretti

/s/ Michael Moretti

Tejas Securities Group, Inc.
401K Plan and Trust, FBO John Gorman

By:	/s/ John Gorman

Title:	Trustee